UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Kraft Heinz Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE KRAFT HEINZ COMPANY Vote Virtually at the Meeting May 5, 2022 11:00 a.m. Eastern Time *You can also vote by mail by requesting a paper copy of the proxy materials, which includes a proxy card. Smartphone Users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.proxyvote.com* Control # D70351-P66399-Z81799 THE KRAFT HEINZ COMPANY 200 EAST RANDOLPH ST. SUITE 7600 CHICAGO, IL 60601 2022 Annual Meeting – May 5, 2022 Vote by 11:59 p.m. Eastern Time on May 4, 2022. For shares held in a Kraft Heinz retirement plan account, vote by 11:59 p.m. Eastern Time on May 2, 2022. You invested in THE KRAFT HEINZ COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting, to be held on Thursday, May 5, 2022. Get informed before you vote View the Notice of Annual Meeting, 2022 Proxy Statement, and 2021 Annual Report on Form 10-K online OR you can receive a free email or paper copy of the proxy materials by requesting prior to April 21, 2022. If you would like to view the proxy materials online, have the control number that is printed in the box below and go to www.proxyvote.com. If you would like to request an email or paper copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639, or (3) send a blank email to sendmaterial@proxyvote.com with your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a email or paper copy. At: www.virtualshareholdermeeting.com/KHC2022 The Annual Meeting will be held via live webcast. To attend, have the control number that is printed in the box above, go to www.virtualshareholdermeeting.com/KHC2022, and follow the instructions.

Vote at www.proxyvote.com Want to support our sustainability efforts? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery.” Board Recommends D70352-P66399-Z81799 THIS IS NOT A VOTABLE BALLOT This is an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at ir.kraftheinzcompany.com/proxy, scan the QR code on the reverse side, or request an email or paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of Directors: 1c. João M. Castro-Neves 1a. Gregory E. Abel 1d. Lori Dickerson Fouché 1b. John T. Cahill 1e. Timothy Kenesey 1f. Alicia Knapp 1g. Elio Leoni Sceti 1h. Susan Mulder 1i. James Park 1j. Miguel Patricio 1k. John C. Pope 2. Advisory vote to approve executive compensation. 3. Advisory vote on the frequency of holding an advisory vote to approve executive compensation. Stockholder Proposal 5. Stockholder Proposal – Report on water risk, if properly presented. The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For 4. Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2022. Voting Items Against 1 Year Company Proposals